Advances from customers	12 Months Ended
Jun. 30, 2024
Revenue from contracts with customers [Abstract]
Advances from customers	Advances from customers
Advances from customers arise from the “Cash sale” modality, in which rural producers advance payments to the Group at the beginning of a harvest, before the billing of agricultural inputs. These advances are settled in the short term.
(a)Movement in the year

	2024	2023	2022

Opening balance	488,578	320,560	509,403

Revenue recognized that was included in the contract liability balance at the beginning of the year	(670,862)	(320,560)	(509,403)
Increase in advances	376,563	427,463	301,963
Advances from acquired companies	40,758	61,115	18,597

Ending balance	235,037	488,578	320,560
Revenue from contracts with customers
Accounting policy
Revenue from contracts with customers is recognized when control of the goods or services are transferred to the customer at an amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. For sales of grains see Note 11.
Revenue from the sale of agricultural inputs is recognized at the point in time when control of the product is transferred to the customer as follows:
(i)Retail sales – Sale of products in retail locations, or delivered to the customers, including crop protection, fertilizers, seeds and specialty inputs;
(ii)Grains – Sale of grains as a result of Barter transactions (Note 11);
(iii)Private Label products – Products delivered to the client such as biological, special fertilizers and off-patent.
When products are delivered to the customer revenue is recognized when the customer receives the product at the specified location. The Group engages third parties to provide freight services.
The Group provides pulverization services. The Group recognizes revenues from these services when the customer receives and consumes the benefits provided to them, at the time the pulverization services take place.
The Group generally acts as a principal as it has the primary responsibility for delivering the contracted goods, bears the inventory risk, and has discretion to establish the price.
Sales prices are substantially based on international benchmark market prices, which are variable and subject to global supply and demand, and other market factors. There are no general warranties to the customers. Returns and incentives are estimated based on historical and forecasted data, contractual terms, and current conditions. Transportation costs are generally recovered from the customer through sales pricing and is included in cost of goods sold.
Trade receivables usually include a significant financing component. As such, the transaction price is discounted, using the interest rate implicit in the contract (i.e., the interest rate that discounts the trade receivable amount to the cash selling price) and revenue is recognized for such amount. A significant financing component is recognized as financial income under the amortized cost method.
The average monthly interest rate applied was 0.90% for June 2024, 0.96% for June 2023 and 1% for June 2022. Below is revenue from contracts with customers disaggregated by product line and geographic location:

	2024	2023	2022

Inputs Retails sales
Brazil	6,510,383	6,950,340	5,555,066
Colombia	1,114,104	1,145,520	1,066,548

Private Label products
Crop Care	678,021	557,167	331,527

Grains (i)
Brazil	1,013,312	633,565	693,525
Colombia	41,045	33,360	21,780

Services
Colombia	35,399	27,461	78,088

Total Revenues	9,392,264	9,347,413	7,746,534

Summarized by region
Brazil	8,201,716	8,141,072	6,580,118
Colombia	1,190,548	1,206,341	1,166,416
(i)As explained in Note 11 (iii), the Group receives grains from certain customers in exchange to the product sold. The fair value of such non-cash consideration received from the customer is included in the transaction price and measured when the Group obtains control of the grains. The Group estimates the fair value of the non-cash consideration by reference to its market price.